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                                                                   EXHIBIT 32.2

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Serologicals Corporation (the "Company"), hereby certifies that the Company's Annual Report on Form 10-K for the year ended December 28, 2003 (the "Report") as filed on the date hereof with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 12, 2004


                                                /s/ Harold W. Ingalls
                                                --------------------------------
                                                Harold W. Ingalls
                                                Vice President, Finance and
                                                Chief Financial Officer